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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 1998


                          Community Care Services, Inc.
             (Exact name of registrant as specified in its charter)



        New York                        333-1700                 13-3677548
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

             18 Sargent Place, Mount Vernon, New York                10550
         (Address of principal executive offices)                  (Zip Code)

          Registrant's telephone number, including area code     (914) 665-9050


                                       N/A
          (Former name or former address, if changed since last report)


Item 5.  Other Events

         The Chief Financial Officer and Secretary of Community Care Services, Inc. (the "Company"), Mr. Joel Quall, tendered his resignation on
October 13, 1998, to be effective as of the close of business on October 23, 1998. The Company has appointed Elia Guarneri, the Company's current Corporate Controller, to serve as Interim Chief Financial Officer.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Community Care Services, Inc.
                                                   (Registrant)


Date:  October 26, 1998


                                                     /s/ Saverio D. Burdi
                                                   --------------------------
                                                     Saverio D. Burdi,
                                                     Chief Operating Officer